U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2011

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 23, 2011, ADA issued a press release announcing the exercise of the Over-Allotment Option described below. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

Pursuant to the underwriting agreement (the “Underwriting Agreement”) entered into on October 25, 2011 between ADA-ES, Inc. (“ADA” or “we”) and Lazard Capital Markets LLC, as the sole book-running manager, Robert W. Baird & Co. Incorporated, as a co-lead manager and JMP Securities LLC, as a co-manager (together, the “Underwriters”), we granted the Underwriters a 30-day option (the “Over-Allotment Option”) to purchase up to 300,000 shares (the “Option Shares”) of ADA’s common stock, no par value per share (the “Common Stock”), to cover over-allotments further to the offering of 2,000,000 shares of Common Stock that closed on October 28, 2011 (the “Offering”). On November 23, 2011, the Underwriters closed on the exercise of their Over-Allotment Option in full and purchased 300,000 Option Shares at a price of $15.25 per share, which resulted in net proceeds to ADA of approximately $4.3 million after deducting underwriting discounts and commissions. Under the Underwriting Agreement, ADA sold a total of 2,300,000 shares of Common Stock to the Underwriters for aggregate net proceeds to ADA of $32.7 million, after deducting underwriting discounts and commissions.

The Common Stock was offered and sold pursuant to a prospectus dated October 12, 2011 and a preliminary and final prospectus supplement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 24, 2011 and October 25, 2011, respectively, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, as amended (File No. 333- 171936) declared effective by the SEC on October 12, 2011.

In connection with the exercise of the Over-Allotment Option, the legal opinion of Schuchat, Herzog & Brenman, LLC relating to the Option Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following items are filed as exhibits to this report:

5.1	Opinion of Schuchat Herzog & Brenman, LLC

23.1	Consent of Schuchat Herzog & Brenman, LLC (included in Exhibit 5.1)

The following item is furnished as an Exhibit to this Report:

99.1	Press Release issued by ADA-ES, Inc. on November 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Schuchat Herzog & Brenman, LLC

23.1	Consent of Schuchat Herzog & Brenman, LLC (included in Exhibit 5.1)

99.1	Press Release issued by ADA-ES, Inc. on November 23, 2011

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